SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2003

IBERIABANK CORPORATION

(Exact name of Registrant as Specified in Charter)

Louisiana (State or Other Jurisdiction of Incorporation)	0-25756 (Commission File Number)	72-1280718 (I.R.S. Employer Identification No.)

200 West Congress Street, Lafayette, Louisiana 70501

(Address of Principal Executive Offices)

(337) 521-4003

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

Presentation by management of the Registrant to Gulf South Conference, May 5, 2003.

IBERIABANK Corporation™

Investor Presentation

Gulf South Conference

May 5, 2003

Investor Presentation
Gulf South Conference
May 5, 2003

Presentation Outline

• Pathways To Growth

• Our Current Paths

• A Path of Lower Risk

   • Investment Perspective

• Comparatives

Forward Looking Statements
Safe Harbor

Statements contained in this presentation which are not historical facts and which pertain to future operating results of IBERIABANK Corporation and its subsidiaries constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed in the Company's periodic filings with the SEC.

Pathways
To Growth

Pathways To Growth
Brief History

One Of Oldest Banks In LA - March 12, 1887
Mutual Thrift Until IPO In 1995
Converted To Bank Charter In 1997
Acquired Branches From FCOM in 1998
New Leadership Team In Place In Late 1999
New Strategic Direction Set 3 Years Ago
Focus On Core earnings And Performance

Pathways To Growth
Our Current Position

• $2 Billion One-Bank Holding Company
• 3rd Largest Independent BHC In Louisiana
• Market Capitalization Of Over $300 Million
• 30 Offices Serving Acadiana, New Orleans, and Northeast Louisiana
• Excellent Geographic Diversification
• Commercial Bank With A Relationship Focus

Pathways To Growth

Our Unique Position In Louisiana

Louisiana BHCs: ***Interested Elsewhere***

Non-Louisiana BHCs: *Small Part of Franchise*

IBKC: *Uniquely Louisiana*

Below $500mm: *Drops Off Significantly*

Deposits On 6/30/02; IBKC Figures Include Completed Acquisition Of Acadiana Bancshares, Inc.

7

Pathways to Growth
Our Unique Position In Louisiana

	LA ($m m)	LA % Total
HIB	$ 10,652	87%
ONE	9,171	10%
WTNY	4,266	78%
RGBK	3,291	12%
IBKC	1,406	100%
ASO	1,371	5%
HBHC	1,206	41%
UPC	705	3%
BXS	348	4%

Deposits On 6/30/2002; IBKC Figures Include Completed Acquisition of Acadiana Bancshares, Inc.

Pathways To Growth
Underlying Focus

Belief In The Power Of Progression
Shareholder Returns
Predictability - Clients, Associates And Shareholders
Remain Disciplined And Conservative
Critical Issues:
     Focus On People And Relationships, Less On Facilities And Products
     Make The Right Kind Of Investments
     Continuous Improvement - A Way Of Life

Critical Issues:
Focusing On The People

Rapidly Expanding Commercial And Private Banking/High Net Worth Franchise
Tremendous Strategic Hires
People Incented and "Wear Many Hats"
Outstanding Advisory Board In Place
Exceptional Growth In New Orleans
Focus On Taking Market Share - Selectively

Critical Issues:
Making Right Investments

Substantial Infrastructure Improvements
New Telephone System
New Routers/Servers
New Desktops/Laptops
Branch/ATM Additions And Improvements
Simplifying Product Set
Share Repurchase Programs
Acquisition Of Acadiana Bancshares

Critical Issues:
The Markets We Serve

#5 Market Share (9%)
LINCOLN
OUACHITA
LAFAYETTE
ACADIA
ST. MARTIN
IBERIA
VERMILION
#1 Market Share (20%)
ORLEANS
JEFFERSON
#8 Market Share (2%)
BATON ROUGE

11

Critical Issues:
The Markets We Serve

Our Current Paths

Our Current Paths

Loan Portfolio Transformation

Commercial
Consumer
13%
Mortgage
84%

4Q 1995

Loans: $403 Million

1Q 2003

Consumer
34%
Mortgage
26%
Commercial
40%

Loans: $1.3 Billion

Figures on 3/31/03

13

Our Current Paths
Loan Portfolio Transformation

Our Current Paths
Loan Portfolio Composition

Consumer

	Amount	%Group	%Total
Indirect	$228	51%	17%
Home Equity	147	33%	11%
Credit Card	9	2%	1%
Other Consumer	67	15%	5%
Total	$451	100%	34%

Mortgage

	Amount	%Group	%Total
Private Banking	$41	12%	3%
Fixed	104	30%	8%
ARM	115	33%	9%
ANA Acquisition	85	25%	6%
Residential RE	$344	100%	26%

Commercial

	Amount	%Group	%Total
Institutional	$54	11%	4%
Commercial RE	130	25%	10%
C&I/Private Banking*	258	50%	20%
IBKC Sub-Total	442	86%	34%
LBA 03/31/2003	71	14%	5%
Total IBKC + LBA	$513	100%	39%

* Includes Private Banking Loans Not Secured By Real Estate
**Excludes Acadiana Bancshares, Inc.

Figures on 3/31/03; Dollars in Millions

Our Current Paths
Deposit Base Transformation

NOW
7%
Savings/
MMkt 18%
CDs
73%
4Q 1995

Deposits: $445 Million

1Q 2003
DDA
13%
NOW
21%
Savings/
MMkt 26%
CDs
41%

Deposits: $1.5 Billion

Figures on 3/31/03

15

Our Current Paths
Deposit Base Transformation

Our Current Paths
Deposit Base Composition

Noninterest

	Amount	%Total
Commercial	$119	63%
Retail	42	22%
ANA Acquisition	20	11%
Public Funds/Other	8	4%
Total	$189	100%

Market

	Amount	%Total
Lafayette	$447	30%
ANA Acquisition	205	14%
New Iberia	384	26%
New Orleans	252	17%
North Louisiana	196	13%
All Other	7	0%
Total	$1,490	100%

Segment

	Amount	%Total
Retail	$967	65%
Commercial	189	13%
ANA Acquisition	205	14%
Public Funds/Other	129	9%
Total	$1,490	100%

Figures on 3/31/03; Dollars in Millions

Continuous
Improvement

IBERIABANK Corporation

Continuous Improvement
Average Earning Assets

Quarterly Average Earning Assets ($MM)
$1,600
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
Leverage/Acquisition
$1,261
$1,297
$1,316
$1,318
$1,288
$1,318
$1,352
$1,339
$1,338
$1,328
$1,331
$1,412
$1,584
1Q00
2Q00
3Q00
4Q00
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02
3Q02
4Q02
1Q03

18

Continuous Improvement
Average Earning Assets

Continuous Improvement

Net Interest Margin (T/E)

Tax-Equivalent Net Interest Margin
4.80%
4.60%
4.40%
4.20%
4.00%
3.80%
3.60%
3.40%
Leverage/Acquisition
3.95%
3.99%
3.99%
3.88%
3.96%
4.11%
4.03%
4.33%
4.41%
4.58%
4.58%
4.40%
4.18%
1Q00
2Q00
3Q00
4Q00
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02
3Q02
4Q02
1Q03

19

Continuous Improvement
Net Interest Margin (T/E)

Continuous Improvement
Total Revenues (T/E)

Tax-Equivalent Revenues ($MM)
$22.0
$21.0
$20.0
$19.0
$18.0
$17.0
$16.0
$15.0
$14.0
Leverage/Acquisition
$15.6
$16.1
$16.4
$16.1
$16.0
$17.3
$17.4
$19.3
$18.5
$20.4
$20.3
$20.4
$21.5
1Q00
2Q00
3Q00
4Q00
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02
3Q02
4Q02
1Q03

20

Continuous Improvement
Total Revenues (T/E)

Continuous Improvement
Book Value Per Share

Book Value Per Share
$28.00
$26.00
$24.00
$22.00
$20.00
$18.00
$16.00
$18.65
$19.02
$19.80
$20.99
$21.86
$22.22
$22.74
$23.03
$23.55
$24.38
$24.71
$24.88
$27.60
1Q00
2Q00
3Q00
4Q00
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02
3Q02
4Q02
1Q03

21

Continuous Improvement
Book Value Per Share

Continuous Improvement
Profitability - Quarterly EPS

Actual EPS
IBES Est. EPS
Fully-Diluted EPS
$1.00
$0.95
$0.90
$0.85
$0.80
$0.75
$0.70
$0.65
$0.60
$0.55
$0.50
$0.45
$0.40
$0.35
$0.48
$0.46
$0.51
$0.50
$0.56
$0.53
$0.57
$0.56
$0.57
$0.56
$0.58
$0.58
$0.59
$0.59
$0.63
$0.62
$0.72
$0.72
$0.75
$0.73
$0.76
$0.75
$0.79
$0.76
$0.83
$0.79
$0.84
$0.86
$0.88
$0.89
$0.92
$0.96
$0.99
1Q00
2Q00
3Q00
4Q00
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02
3Q02
4Q02
1Q03
2Q03
3Q03
4Q03
1Q04
2Q04
3Q04
4Q04

- FAS 142 Impact of $0.08 Per Quarter (Beginning 1Q02)

22

Continuous Improvement
Profitability - Quarterly EPS

IBERIABANK Corporation™

Continuous Improvement

Toward Financial Goals

3-5 Year Goals

Recurring ROE
14.00%
13.00%
12.00%
11.00%
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
1996
1998
2Q99
4Q99
2Q00
4Q00
2Q01
4Q01
2Q02
4Q02

Tangible Efficiency Ratio
70.0%
68.0%
66.0%
64.0%
62.0%
60.0%
58.0%
56.0%
54.0%
52.0%
50.0%
1996
1997
1998
1Q99
2Q99
3Q99
4Q99
1Q00
2Q00
3Q00
4Q00
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02
3Q02
4Q02
1Q03

23

Continuous Improvement
Toward Financial Goals

3-5 Year Goals

Focus: Core Profitability
13% to 15% ROE In 3-5 Years
Tangible Efficiency (less than)50%
Annual Growth
Throughout:
     Loans: 7% to 10%
     Deposits: 2% to 4%
     EPS: Double-Digit

IBERIABANK Corporation

Continuous Improvement
Dividend Payout Ratio

36%
34%
32%
30%
28%
26%
24%
22%
20%
18%
Dividends / Net Income (%)
33%
31%
30%
29%
30%
29%
29%
28%
24%
23%
25%
24%
25%
1Q00
2Q00
3Q00
4Q00
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02
3Q02
4Q02
1Q03

24

Continuous Improvement
Dividend Payout Ratio

A Path Of
Lower Risk

A Path of Lower Risk
Credit Risk Statistics

	12/31/01	12/31/02	3/31/03
Total NPAs* ($ millions)	$13.0	$6.6	$6.1
Total OREO ($ millions)	$5.8	$2.1	$2.1
NPAs*/Total Assets	0.91%	0.42%	0.31%
30+ Days Past Due **	1.43%	0.89%	0.66%

Allowance For Loan Losses	$11.1	$13.1	$16.1
Loan Loss Reserve / Loans	1.16%	1.25%	1.23%
Reserve Coverage Of NPAs*	86%	198%	262%
Reserve Coverage Of NPLs	160%	302%	403%

Quarterly Net C/O's *** / Loans	0.44%	0.44%	0.38%
Provision/Net Charge-Offs	1.2	1.5	1.5

                                                              *     NPAs Include Nonaccruing Loans, Foreclosed Assets, OREO, And Accruing
                                                                     Loans More Than 90 Days Past Due
                                                              **   30+ Days Past Due Include Nonaccruing Loans
                                                              *** 4Q 2002 Net Charge-Offs On An Annualized Basis

IBERIABANK Corporation

A Path Of Lower Risk

NPA Ratio Vs. Gulf South Banks

PRSP 0.14%
OZRK 0.24%
SWBT 0.30%
CCBG 0.35%
MSBK 0.39%
ALAB 0.39%
IBKC
HIB 0.42%
PHC 0.50%
NBY 0.54%
TSH 0.56%
TRMK 0.57%
BXS 0.57%
HBHC 0.61%
SNV 0.65%
WTNY 0.68%
CNB 0.71%
SFNCA 0.78%
SUFI 0.79%
TSFG 1.00%
CIZ 1.30%
March 31, 2003 = 0.31%
0.42%
Average = 0.58%
0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50%
NPAs / Total Assets Ratio On December 31, 2002

* NPAs Calculated On A Common Basis. NPAs Include Nonaccruing Loans, Foreclosed Assets, OREO, And Accruing Loans More Than 90 Days Past Due

27

A Path Of Lower Risk
NPA Ratio Vs. Gulf South Banks

A Path Of Lower Risk
Interest Rate Risk

	-200 bps	-100 bps	Base Case	+100 bps	+200 bps
Change In NII	-1%	-2%	0%	2%	1%
Change in EVE	14%	7%	0%	-5%	-14%

Source: Bancware model, as of March 31, 2003. Does not include Acadiana Bancshares, Inc. acquisition

New ALCO/Budget/Forecast/FTP System
Limited Inherent Interest Rate Risk
Relatively Few Fixed Mortgages
Time Deposits Only 41% Of Total Deposits
Short Bond Portfolio (About 2 1/2 Years)
No Material Extension Risk

A Path Of Lower Risk
Lower Risk Posture

We Have:
     No Airline Exposure
     No Telecom Exposure
     No High-Technology Exposure
     No Broadly Syndicated Transactions
     No REIT Subsidiaries
     No Pension Plans (Only 401k And ESOP)
     No Material MSRs

IBERIABANK Corporation

Investment Perspective

30

Investment
Perspective

Investment Perspective
EPS "Comfort Ranges"

Year	EPS Range	Act/Est.	% Change
2000	$2.10-2.15	$2.12	+18%
2001	$2.36-2.41	$2.36	+11%
2002 Ex-FAS142	$2.60-2.65	$2.69	+14%
W/FAS142	$2.93-2.98	$3.02	+28%
2003 (est.)	$3.32-3.42	$3.40*	+13%*
2004 (est.)	"Double Digit"	$3.75*	+10%*

*Average IBES Analyst Estimates On 3/30/03 For Years 2003 and 2004

Investment Perspective
Stock Price

Range 4/ 1/98 - 4/30/03
Period D Daily
Base Currency: USD
Upper Chart: 3 Trade Line
Moving Averages
Lower Chart: N No additional graph(s)
Moving Average
1) News
Comp/Close/Trade/USD
Last 43.75
High 04/30/03 43.75
Average 25.7342
Low 01/25/00 11.3125
45
40
35
30
25
20
15
10
1998
1999
2000
2001
2002
2003

Source: Bloomberg

32

Investment Perspective
Stock Price

Investment Perspective
Price-To-Earnings Ratio

Range	4/ 3/98- 4/25/03	Est P/E		12.86	Est EPS	12/03USD	3.40
Period	W-Weekly	P/E		14.16	EPS	USD	3.09
Hi/Lo Graph	Y-Yes	P/E chg		-9.20	EPS Chg		10.13
Ratio	1-P/E	High	6/12/98	28.27	High Price	41.94	4/25/03
Weighting	U-Unweighted	Low	1/21/00	6.91	Low Price	12.375	1/21/00
		Average		13.84			

PRICE
P/E
45
40
35
30
25
20
15
10
30
25
20
15
10
5
Cur P/e Level
Est P/e Level
Price USD
27MAR98 24JUL 27NOV 26MAR99 23JUL 26NOV 24MAR00 21JUL 24NOV 23MAR01 27JUL 23NOV 22MAR02 26JUL 22NOV 21MAR03

Source: Bloomberg

33

Investment Perspective
Price-To-Earnings Ratio

Investment Perspective
Market-To-Book Ratio

Range	4/ 3/98- 4/25/03				
Period	W-Weekly	Price/Book	1.59	Book Val/share USD	27.60
Hi/Lo Graph	Y-Yes				
Ratio	3-Price/Book	High 7/19/02	1.69	High Price 41.94	4/25/03
Weighting	U-Unweighted	Low 1/21/00	0.60	Low Price 12.375	1/21/00
		Average	1.22		

PRICE
P/Book
45
40
35
30
25
20
15
10
1.80
1.60
1.40
1.20
1.00
.80
.60
.40
Cur P/Book
Price USD
27MAR98 24JUL 27NOV 26MAR99 23JUL 26NOV 24MAR00 21JUL 24NOV 23MAR01 27JUL 23NOV 22MAR02 26JUL 22NOV 21MAR03

Source: Bloomberg

34

Investment Perspective
Market-To-Book Ratio

Investment Perspective

Institutional Holders

00304632@132-000 HOLDINGS SEARCH CUSIP 45082810

IBKC US IBERIABANK CORP Page 1 / 7

	Holder name	Portfolio Name	Source	Held	Percent Outstd	Latest Change	Filing Date
*	1)FIDELITY MANAGEM	FIDELITY MANAGEMENT	13F	576,600	8.619	-15,200	12/02
	2)IBERIABANK CORP	n/a	PROXY	472,744	7.067		03/03
	3)BARCLAYS GLOBAL	BARCLAYS BANK PLC	13F	255,786	3.824	41,624	12/02
	4)FIRST MANHATTAN	FIRST MANHATTAN COMP	13F	248,690	3.717	1,805	03/03
	5)JEFFREY L GENDEL	JEFFREY L GENDELL	13F	243,050	3.633		12/02
*	6)DALTON GREINER	DALTON GREINER HARTM	13F	189,900	2.839	-92,600	12/02
	7)GOLDMAN SACHS &	GOLDMAN SACHS GROUP	13F	165,319	2.471	713	12/02
	8)DIMENSIONAL FUND	DIMENSIONAL FUND ADV	13F	148,358	2.218	-39,942	03/03
*	9)WELLINGTON MGMT	WELLINGTON MANAGEMEN	13F	126,500	1.891	6,000	12/02
	10)GRAY SEIFERT	GRAY SEIFERT & COMPA	13F	108,500	1.622	42,575	12/02
	11)VANGUARD GROUP	VANGUARD GROUP INC	13F	90,547	1.354	9,670	03/03
*	12)STATE STREET	STATE STREET CORPORA	13F	80,147	1.198	-3,231	12/02
*	13)CITIGROUP INC	CITIGROUP INCORPORAT	13F	65,031	0.972	36,826	12/02
	14)BRANDYWINE ASSET	BRANDYWINE ASSET MAN	13F	63,600	0.951	-3,600	12/02
	15)JP MORGAN CHASE	JP MORGAN CHASE & CO	13F	60,600	0.906	6,100	12/02
	16)LOOMIS SAYLES	LOOMIS SAYLES & COMP	13F	55,850	0.835	14,750	12/02
	17)BYRD DARYL G	n/a	PROXY	53,495	0.800	1,919	03/03

Source: Bloomberg

35

Investment Perspective
Institutional Holders

IBERIABANK Corporation

Investment Perspective
Excellent Analyst Coverage

Firm	Rating	Buys*	Holds**	Sells***
Stifel Nicolaus	Buy	61%	36%	3%
FTN Financial	Outperform	20%	75%	5%
SunTrust Robinson-Humphrey	Overweight	48%	35%	17%
Stephens	Overweight	61%	38%	1%
Morgan Keegan	Outperform	42%	52%	6%
Friedman Billings Ramsey	Outperform	45%	38%	12%
Sterne Agee & Leach	Buy	33%	67%	0%
Keefe, Bruyette & Woods	Outperform	43%	53%	4%
	Average	44%	49%	6%

* Includes "Strong Buy", "Buy", "Outperform", and "Overweight".

** Includes "Hold", "Market Perform", "Equal Weight" and "Neutral".

*** Includes "Sell", "Under Perform", "Underweight", "Not Rated" and "Never".

36

Investment Perspective
Excellent Analyst Coverage

Comparatives

Comparatives – Gulf South

IBKC Stock Price Appreciation

IBERIABANK Corporation

In The Southern US

Rank		3 Year Apprec.	Percentile
1	**IBKC**	**192%**	**100%**
3	OZRK	**140%**	96%
5	ALAB	**130%**	92%
11	CCBG	**82%**	80%
12	HIB	**81%**	78%
13	HBHC	**73%**	76%
15	MSBK	**52%**	64%
18	SFNCA	**47%**	67%
20	PHC	**41%**	63%
26	WTNY	**35%**	51%
36	BXS	**19%**	31%
37	NBY	**19%**	29%
39	CNB	**15%**	25%
40	TSFG	**13%**	24%
42	TRMK	**10%**	20%
49	SNV	**-2%**	6%

In The United States

Rank	Ticker	3 Year Apprec.	Percentile
4	**IBKC**	**192%**	**99%**
9	OZRK	**140%**	96%
13	PRSP	**138%**	94%
16	ALAB	**130%**	93%
43	CCBG	**82%**	80%
45	HIB	**81%**	79%
57	HBHC	**73%**	74%
79	MSBK	**52%**	64%
87	SFNCA	**47%**	60%
88	SWBT	**45%**	59%
95	PHC	**41%**	56%
107	WTNY	**35%**	50%
141	BXS	**19%**	35%
142	NBY	**19%**	34%
151	CNB	**15%**	30%
154	TSFG	**13%**	29%
163	TRMK	**10%**	24%
188	SNV	**-2%**	13%

Between December 31, 1999 and December 31, 2002

38

Comparatives - Gulf South
IBKC Stock Price Appreciation

Comparatives – Gulf South
Analyst Recommendations

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
% of Total Recommendations
Sell
Hold
Buy
100%
100%
67%
67%
67%
60%
56%
46%
45%
42%
40%
33%
33%
25%
25%
20%
17%
17%
IBKC
TSH
MSBK
OZRK
PHC
ALAB
PRSP
SWBT
HIB
SNV
SFNCA
TSFG
SUFI
BXS
CCBG
HBHC
CNB
TRMK
NBY
CIZ
WTNY

Source: Bloomberg

39

Comparatives - Gulf South
Analyst Recommendations

Comparatives – Gulf South
2003 P/E Ratios

SUFI 9.4
CNB 10.8
HIB 10.9
CIZ 11.4
SFNCA 11.6
TRMK 12.0
TSH 12.0
IBKC
12.6
BXS 12.6
PHC 12.8
PRSP 13.1
HBHC 13.5
Average = 13.4x
WTNY 13.8
NBY 14.1
TSFG 14.4
ALAB 14.9
MSBK 15.1
SNV 15.1
OZRK 15.5
CCBG 16.8
SWBT 17.7
8.0 9.0 10.0 11.0 12.0 13.0 14.0 15.0 16.0 17.0 18.0 19.0
2003 Price / Earnings Ratio

Source: Bloomberg

40

Comparatives - Gulf South
2003 P/E Ratios

Comparatives – Gulf South
2004 P/E Ratios

SUFI 8.4
HIB 9.9
CNB 10.3
SFNCA 10.5
TRMK 10.9
IBKC 11.4
BXS 11.5
PHC 11.8
PRSP 11.9
HBHC 12.3
WTNY 12.7
TSFG 13.1
MSBK 13.3
SNV 13.4
NBY 13.5
ALAB 13.7
OZRK 13.9
SWBT 15.3
CCBG 15.6
Average = 12.3x
7.0 8.0 9.0 10.0 11.0 12.0 13.0 14.0 15.0 16.0 17.0
2004 Price / Earnings Ratio

Source: Bloomberg

41

Comparatives - Gulf South
2004 P/E Ratios

Comparatives – Gulf South

Market-to-Book Ratios

TSH 1.17
SUFI 1.19
SFNCA 1.33
CNB 1.45
CIZ 1.50
IBKC 1.59
WTNY 1.64
HIB 1.68
HBHC 1.76
TSFG 1.77
NBY 1.82
PHC 1.83
BXS 1.89
PRSP 2.15
TRMK 2.21
CCBG 2.25
ALAB 2.41
SWBT 2.50
MSBK 2.55
SNV 2.70
OZRK 3.73
Average = 1.98x
- 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00
Market-to-Book Ratio

Source: Bloomberg

42

Comparatives - Gulf South
Market-to-Book Ratios

Comparatives – Gulf South
Price-to-Cash Flow Ratios

SUFI 2.8
TSFG 3.4
HIB 5.7
IBKC 6.6
SNV 7.9
HBHC 8.4
SFNCA 8.7
TSH 8.8
WTNY 8.9
PHC 9.1
BXS 9.6
SWBT 9.8
CIZ 10.2
NBY 10.4
CCBG 11.1
PRSP 11.7
ALAB 11.7
OZRK 12.5
MSBK 13.3
TRMK 23.1
Average = 9.8x
1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 9.0 10.0 11.0 12.0 13.0 14.0 15.0
Price / Cash Flow Ratio

Source: Bloomberg

43

Comparatives - Gulf South
Price-to-Cash Flow Ratios

Comparatives – Gulf South

Earnings Surprises

(16.4) TSH
(13.9) HIB
(11.8) CIZ
(5.9) SFNCA
(4.8) SNV
(4.6) TRMK
(4.0) WTNY
(1.1) SWBT
MSBK 0.6
PRSP 1.2
HBHC 1.2
ALAB 1.4
PHC 1.9
CNB 2.1
NBY 2.3
CCBG 4.0
TSFG 5.3
IBKC 5.6
OZRK 7.7
BXS 35.1
Average = 0%
(16.0) (14.0) (12.0) (10.0) (8.0) (6.0) (4.0) (2.0) - 2.0 4.0 6.0 8.0 10.0
Earnings Surprise In 1Q03--% Versus Expectations

Source: Bloomberg

44

Comparatives - Gulf South
Earnings Surprises

Summary Of IBKC

Large Bank Resources & Small Bank Agility
People And Relationship Focused
Emphasis On Taking Market Share
Turnaround; Now Showing Growth Results
EPS/Stock Price Linkage - Shareholder Focus
Reducing Risk Posture In Many Ways
Building A Solid Platform For Future Growth
Tremendous Expansion Opportunities

Appendix A

Background
Markets - Acadiana

  Trade Area of About 600,000
  Record Retail Sales In 2001 & 2002
  Record Home Sales In 2001 & 2002
  Construction - 3rd Best Year
  Lafayette Unemployment Rate = 4.1% (4th)
  Lafayette Had Largest Job Growth In The State
  3rd Highest Per Capita Income In The State (2000)
  Inc. Magazine: 13th Best US City To Start/Grow Business
  Milken Institute: 44th In Relative Output Growth in 1990's

Background
Markets - North Louisiana

Trade Area Of About 300,000
Regional Hub For Commerce, Health Care, Transportation
Major Employers: Chase Manhattan Mtg., State Farm, CenturyTel
Consistent, Steady Employment Performance
Ouachita Parish Unemployment Rate = 4.5% (6th); Lincoln Parish = 4.5% (7th)
Ouachita - 12th Highest Per Capita Income; Lincoln Parish - 24th Highest in The State

Background
Markets - New Orleans

Trade Area of About 1.5 Million
Tourism Holding Up Well
Port; Strong Military Presence
Awarded Hornets NBA Team
Excellent Commercial Middle Market
Jefferson Parish Unemployment Rate = 4.4% (5th); Orleans Parish = 6.0% (17th)
Jefferson Parish Per Capita Income 2nd Highest In The State; Orleans Parish is 6th Highest

Appendix B

IBERIABANK Corporation

Recent Merger
Acadiana Bancshares, Inc.

52

Recent Merger
Acadiana Bancshares, Inc.

Recent Merger
Company Overview

$313mm Savings Bank Founded in 1900
IPO in July 1996 At $12.00 (Symbol "ANA")
Acquisition Completed February 28, 2003
5 Offices In Lafayette And New Iberia
ROA = 0.77%, ROE = 8.74%, Effic. Ratio = 70%
Mortgage Loans = 57% Of Total Loans, Time Deposits = 69% Of Total Deposits
Minimal Credit Risk And Interest Rate Risk

Recent Merger
Deal Overview

$39.38 In Value Per ANA Share
20% Cash / 80% Stock
One-Time Costs of $5-$6mm
Synergies of 50% of ANA Expense Base
New Corporate Headquarters In ANA Building
No Board Seats; Only One Contract (1-Year)
Accretive To Annual EPS Around 1%-To-2%, Excluding Merger Related Costs
And 3%-To-4% On Cash EPS

Recent Merger
Deal Overview (Continued)

Lower Tier 1 Leverage Ratio To 6.89%
Issued $10mm Trust Preferred
Repurchase Program Of 60,000-130,000 Shares
IRR In Mid-To-High Teens
Purchase Price Multiples:
        Market-To-Book (And Tangible) = 166%
        Price-To-12-Month Earnings = 19.2x
        Deposit Premium = 11.5%
        Premium Over Current Market = 66%

Recent Merger
Summary Of Merger

Compelling Synergies--Cross-town HQs
#1 Market Share With Excellent Distribution System
Excellent Returns For Shareholders Of Both Companies
Provides Diversity--Retail Shareholders
Excellent Asset Quality; Relatively Low Interest Rate Risk
Our View Of The Deal: Low Risk & Good Return

Appendix C

DARYL BYRD
President & Chief Executive Officer

1981  Trust Company Bank, Atlanta
          Banking Officer, Corporate Banking
1983  First National Bank of South Carolina
          Vice President, Commercial Lending Officer
1984  BB&T (North Carolina)
          Vice President, Business Services Manager
          Commercial Lending Officer
1985  FNB-Lafayette (First Commerce Corp.)
          Executive Vice President, Corporate Banking Manager
1990  Rapides Bank & Trust (First Commerce Corp.)
          President & CEO
1992  First National Bank of Commerce, New Orleans
          Executive Vice President in charge of the commercial bank and mortgage banking groups.
          Managed the strategic development for multiple businesses and had responsibility for other business lines and support functions.
1998  Bank One Louisiana
          President and CEO New Orleans Region

MICHAEL BROWN
New Orleans President; Chief Credit Officer

1987  Wachovia Bank
          Treasury Services Representative and Assistant Vice President
          Vice President and Relationship Manager - Managed all aspects of bank relationships with Fortune 500 clients in
          Texas and Louisiana.
          Loan Administration Manager - Managed the loan administration and credit policy functions for the Midwest and Chicago credit portfolios.
1996  First Commerce Corporation, New Orleans
          Senior Vice President, Manager of Credit and Client Services - Re-engineered and managed consumer and commercial credit processes.
1998  Bank One Louisiana
          Chief Credit Officer for the Commercial Line of Business in Louisiana
          Capital Markets Specialist - Responsible for the sale of capital market products and served as corporate finance advisor to the bank's client base.

Chartered Financial Analyst (CFA)

JOHN DAVIS
Finance And Retail Strategy

1983  BB&T (NC)
          Senior Vice President and Manager of the Financial Planning Department
          Responsible for mergers and acquisitions, strategic planning, and budgeting.
1993  First Commerce Corporation, New Orleans
          Senior Vice President
          Responsibilities included mergers and acquisitions, corporate finance, and President of Marquis Insurance Agency.
1997  Crestar Financial Corporation (VA)
          Corporate Senior Vice President
          Responsibilities included strategic planning, forecasting, and budgeting for the corporation.

Chartered Financial Analyst (CFA)

MARILYN BURCH
Executive Vice President &
Chief Financial Officer

1973  First Commerce Corporation, New Orleans
          Accounting Supervisor
1978  Reamco, Lafayette
          Manager of Accounting
1980  American Bank, Lafayette
          Vice President and Controller
1985  FNB-Lafayette (First Commerce Corp.)
          Senior Vice President and Controller
1999  IBERIABANK
          Senior Vice President and Controller

Certified Public Accountant (CPA)

GEORGE BECKER
Secretary; Technology & Operations

1973  First National Bank of Commerce, New Orleans
          Vice President and Controller - Managed the bank's accounting, budgeting, planning, systems, and asset/liability management activities.
1983  First National Bank of Lafayette
          Executive Vice President and Chief Financial Officer
          Managed all financial and administrative areas, as well as Investments, Brokerage Services and Private Banking area.
1989  Rapides Bank & Trust Company
          Executive Vice President - Managed all financial and administrative areas, Investments, Brokerage Services, Private Banking, as well as the Mortgage and Retail areas.
1991  First Commerce Corporation, New Orleans
          Senior Vice President - Strategic Management Information Systems and Automation activities state-wide.
1997  Bank One Louisiana
          Worked on various special acquisition related projects.

Certified Public Accountant (CPA)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IBERIABANK CORPORATION
DATE: May 5, 2003	By:	/s/ Daryl G. Byrd
Daryl G. Byrd
President and Chief Executive
Officer